UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5348
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2006

Item 1. Report to Stockholders.
Villere Balanced Fund

Annual Report  ❖  August 31, 2006

On the cover:

Pictured from left to right: St. Denis J. (Sandy) Villere III, George V. Young, George G. Villere, and St. Denis J. (Sandy) Villere II.

“It’s easy to understand why the Villere family is so strongly devoted to New Orleans and were not about to let a little thing like a hurricane, even one as ferocious as Katrina, uproot them and their advisory firm for long. Their story is one of perseverance to the business, kindness from partners who are far from strangers, and devotion to clients, to family, and to their city.”

From a story by Robert F. Keane entitled "Native Sons" in Investment Advisor (Sept. 2006)
Photograph by Eugenie Uhl

Villere Balanced Fund
September 26, 2006

To Our Fellow Shareholders:

As of August 31, 2006, the Villere Balanced Fund achieved a one-year return of 0.18% that compares to the S&P 500 return of 8.88% and the Lipper Balanced Index return of 6.91%. Our five-year return is 40.85% (7.09% annualized) that compares to the S&P 500 which improved 25.43% (4.65% annualized) and the Lipper Balanced Index that rose 30.34% (5.44% annualized). Our cumulative return since inception (September 30, 1999) is 84.99% (9.29% on an annualized basis) that compares to the S&P 500 that increased 13.35% (1.85% annualized). Our fund also outperformed the Lipper Balanced Index, which returned 36.42% (4.59% annualized). Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Current performance data to the most recent month end may be obtained by visiting www.villere.com.  One year ago our assets were $46 million. As of this writing, they have increased 39% to $65 million. It is important for our existing shareholders to know that we believe that our increasing assets demonstrate strength and also should create economies of scale. For example, our expense ratio is now just 1.25% vs. 1.50% twelve months ago.

We are proud of our long-term track record, and do not like to focus on the short-term, but do feel that we should explain why we under-performed the Lipper Balanced Index by 6.73% in the 12-month period ending August 31, 2006. During the past year, the U.S. financial markets have battled the uncertainty of the war in Iraq, the price of oil and climbing interest rates. For the current year, an over-weighting of healthcare and chemical sectors have negatively impacted the Fund’s returns. Specific issues such as Merge Technologies have also impacted the performance. We invested in Merge Technologies, an industry leader in medical imaging and information management software and services. They provide medical imaging software

Villere Balanced Fund

primarily to mid-size hospitals (50-399 beds), imaging centers and specialty clinics. Our visit with management in Milwaukee, phone interviews with competitors, and conversations with customers confirmed that Merge was the best solution. It also met our investment criteria of having a debt-free balance sheet, and was under-valued relative to a peer group of similar growth companies. In 2005, they merged with Cedara Software creating a $100 million revenue run rate company, however in late 2005 complexities appeared associated with accounting for sales transactions and there was concern they would not be able to complete their audit, nor publish complete financial results. We decided that our original investment thesis was no longer valid and since management did not have proper controls in place, we should cut our losses. Prior to the sale of this investment this position represented 4% of our holdings and was sold at a 66% loss.

Our bond portfolio has an average maturity of seven years. Thus our bond portfolio is less volatile than longer bond portfolios. We have little turnover in bonds and the past six months saw yields rise slightly. In March, we bought $2,000,000 The Home Depot, Inc. 5.4% due 2016 as it offered an attractive yield in an area where our bonds were under represented.

Going against the Grain

Recently we added a new position in our fund, The Cheesecake Factory Inc. This company has an excellent track record of delivering financial results and is popular with consumers in the upscale casual dining segment. This popularity has afforded it a lofty price to earnings multiple with a five-year range of 18-43x, and an historical forward multiple of 24x. This multiple is well deserved considering their average store opened longer than one year produces $11 million in sales compared to the #2 player, PF Chang’s, at $5.8 million, and McDonald’s at $1.9 million. Considering recent high energy costs, high consumer debt, and rising interest rates, consumer-oriented stocks have fallen precipitously with The Cheesecake Factory Inc. falling almost 45% from peak to trough. Our approach is to always avoid the “herd,”and with sentiment so poor on this group and this company, it now trades at 18.5x earnings; the bottom of its historical range. The herd seems to have stampeded out of this name, thus playing into our

Villere Balanced Fund

style of locating those companies with above average growth potential which trade at reasonable prices.

We are currently enthusiastic regarding the stock market, but are having a difficult time locating companies that are trading at reasonable prices. Accordingly our fund is now invested closer to the minimum percentage of 60% in equities. We remain patient in our search for the right opportunity to become fully invested.

Our current enthusiasm for the stock market stems from the high degree of uncertainty in the market resulting from issues like the fluctuating price of oil to the war in Iraq to the direction of interest rates. We realize that may sound strange or backwards, but typically once these issues are resolved, the market will have moved higher, eliminating previous bargains. The housing market and economy are cooling, which could be seen as a negative, but we look at it as a positive as the Fed has paused raising rates. Rising interest rates are not good for stocks as they raise borrowing costs and crimp corporate profits. Inflation fears remain, which does leave the window open for the Fed to tighten further, but we believe further rate hikes from this point would put the brakes on a slowing economy.

We have stood by our fund’s objectives in seeking long-term capital growth. We believe that in this turbulent market a balanced fund is the investment vehicle of choice as it offers the stability of fixed income, and the opportunity for growth in equities.

Villere Balanced Fund

In conclusion, we are confident that our style of conducting extensive research on each company will allow us to succeed. We continue to invest in companies that we feel have excellent managements and strong earning power, whose potential is yet to be recognized by the investing public.

Thank you for your investment in the Villere Balanced Fund.

St. Denis J. Villere II	George G. Villere

George V. Young	St. Denis J. Villere III

Footnotes:

The opinions expressed above are those of St. Denis J. Villere II, George G. Villere, George V. Young and St. Denis J. Villere III, and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

The Lipper Balanced Index is an equally weighted performance index of the largest qualifying funds in the Lipper Category. The indices are unmanaged and returns include reinvested dividends. The S&P 500 is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance. The stock index does not incur expenses. Indices are not available for investment.

Please refer to the Schedule of Investments in the report for more complete information regarding fund holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk; loss of principal is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Must be preceded or accompanied by a current prospectus.

The Fund is distributed by Quasar Distributors, LLC. 10/06

Villere Balanced Fund

SECTOR ALLOCATION at August 31, 2006 (Unaudited)

Sector Allocation	% of Net Assets
Consumer Discretionary	27.1%
Consumer Staples	1.3%
Energy	12.5%
Financials	15.5%
Health Care	9.5%
Industrials	9.8%
Information Technology	8.4%
Materials	7.4%
Telecommunications Services	0.7%
Money Market Fund	7.9%
Liabilities in Excess of Other Assets	(0.1)%
Net Assets	100.0%

EXPENSE EXAMPLE For the Six Months Ended August 31, 2006 (Unaudited)

     As a shareholder of the Villere Balanced Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/06 - 8/31/06).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory, shareholder servicing, fund

Villere Balanced Fund

EXPENSE EXAMPLE For the Six Months Ended August 31, 2006 (Unaudited), Continued

accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 3/1/06	Value 8/31/06	3/1/06 - 8/31/06*
Actual	$1,000	$ 969	$6.10
Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$6.26

*  Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.23% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Villere Balanced Fund

Villere Balanced Fund
Hypothetical Value of $10,000 vs S&P 500 Index, and a Blended 65% S&P 500
Composite Index/35% Lehman Corp Bond Index

Average Annual Total Return
Period Ended August 31, 2006
1 Year	0.18%
5 Year	7.09%
Since Inception (9/30/99)	9.29%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 30, 1999 (the Fund’s “inception”), and is not intended to imply any future performance. Investment returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Assumes reinvestment of dividends and capital gains.

As of 8/31/06 the S&P 500 Index returned 8.88%, 4.65% and 1.85% for the one-year, five-year and since inception periods, respectively.

As of 8/31/06 the Blended 65% S&P 500 Composite Index/35% Lehman Corp Bond Index returned 5.72%, 4.84% and 3.56% for the one-year, five-year and since inception periods, respectively.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.villere.com or calling (866) 209-1129.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 Index is unmanaged and returns include reinvested dividends. The Lehman Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible, investment-grade, domestic corporate debt. One cannot invest directly in an index.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2006

	Shares		Value
COMMON STOCKS: 63.3%
Auto Components: 3.3%
	$161,000	Noble
		International Ltd.	$2,080,120
Biotechnology: 5.2%
	172,000	Luminex Corp.*	3,269,720
Chemicals: 5.9%
	149,000	American
		Vanguard Corp.	2,242,450
	43,700	Cabot Corp.	1,452,151
			3,694,601
Commercial Banks: 4.2%
	104,000	First State
		Bancorp.	2,661,360
Diversified Consumer
Services: 3.1%
	93,000	H&R Block, Inc.	1,955,790
Energy Equipment &
Services: 8.0%
	281,300	Input/Output, Inc.*	2,804,561
	72,000	PHI, Inc.*	2,250,000
			5,054,561
Health Care Equipment
& Supplies: 4.3%
	55,900	Advanced Medical
		Optics, Inc.*	2,691,585
Hotels, Restaurants
& Leisure: 3.8%
	95,000	The Cheesecake
		Factory Inc.*	2,364,550
Leisure Equipment
& Products: 3.8%
	62,000	Pool Corp.	2,360,340
Machinery: 3.6%
	142,200	3D Systems Corp.*	2,292,264
Oil & Gas: 4.5%
	135,000	Delta
		Petroleum Corp.*	2,821,500
Road & Rail: 3.4%
	59,000	YRC
		Worldwide, Inc.*	2,170,020
Software: 3.3%
	140,000	EPIQ
		Systems, Inc.*	2,083,200
Specialty Retail: 6.9%
	109,000	Cabela’s, Inc. -
		Class A*	2,188,720
	71,700	O’Reilly
		Automotive, Inc.*	2,128,773
			4,317,493
TOTAL COMMON STOCKS
(Cost $33,969,241)			39,817,104

	Principal
	Amount
CORPORATE BONDS: 28.9%
Aerospace & Defense: 0.5%
	$300,000	General Dynamics
		Corp., 5.375%,
		08/15/2015	300,411
Capital Markets: 0.8%
	200,000	Goldman Sachs
		Group, Inc.,
		6.875%,
		01/15/2011	211,372
	250,000	Merrill Lynch &
		Co., Inc., 6.875%,
		11/15/2018	276,833
			488,205
Chemicals: 1.5%
	1,000,000	Du Pont E.I. De
		Nemours & Co.,
		4.750%,
		11/15/2012	963,594
Commercial Banks: 1.5%
	1,000,000	BB&T Corp.,
		4.900%,
		06/30/2017	943,838
See accompanying Notes to Financial Statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2006, Continued

	Principal
	Amount		Value
CORPORATE BONDS: 28.9%, Continued
Commercial Services
& Supplies: 1.6%
	$1,000,000	International Lease
		Finance Corp.,
		5.875%,
		05/01/2013	$1,020,481
Communications
Equipment: 3.2%
	2,000,000	Cisco Systems, Inc.,
		5.500%,
		02/22/2016	1,994,844
Computers &
Peripherals: 0.4%
	250,000	International
		Business Machines
		Corp., 4.750%,
		11/29/2012	243,153
Consumer Finance: 0.8%
	500,000	Caterpillar Financial
		Services Corp.,
		2.625%,
		01/30/2007	494,646
Diversified Financial
Services: 4.9%
	2,000,000	CIT Group, Inc.,
		5.000%,
		02/01/2015	1,915,248
	750,000	Countrywide Home
		Loans, Inc.,
		4.000%,
		03/22/2011	704,886
	500,000	JPMorgan Chase
		& Co., 4.875%,
		03/15/2014	480,317
			3,100,451
Diversified Telecommunication
Services: 0.7%
	415,000	AT&T Corp.,
		6.000%,
		03/15/2009	420,475
Food: 0.9%
	500,000	McCormick &
		Co., Inc., 3.350%,
		04/15/2009	481,802
	75,000	Sara Lee Corp.,
		6.000%,
		01/15/2008	75,270
			557,072
Food Products: 0.6%
	400,000	Kraft Foods, Inc.,
		5.250%,
		10/01/2013	393,368
Holding & Other
Investment Offices: 2.1%
	1,283,000	Colonial Bank,
		6.375%,
		12/01/2015	1,313,837
Household Durables: 2.2%
	1,500,000	Leggett & Platt,
		Inc., 4.650%,
		11/15/2014	1,414,343
Household Products: 0.7%
	450,000	Procter & Gamble
		Co., 3.500%,
		12/15/2008	434,452
Insurance: 1.2%
	750,000	Prudential Financial,
		Inc., 5.000%,
		01/15/2013	735,008
IT Services: 1.5%
	1,000,000	First Data Corp.,
		4.850%,
		10/01/2014	958,372
Marine: 0.3%
	200,000	International
		Shipholding Corp.,
		7.750%,
		10/15/2007+	201,940

See accompanying Notes to Financial Statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2006, Continued

	Principal
	Amount		Value
CORPORATE BONDS: 28.9%, Continued
Road & Rail: 0.2%
	$125,000	CSX Transportation,
		Inc., 7.770%,
		04/01/2010	$134,718
Specialty Retail: 3.2%
	2,000,000	The Home Depot,
		Inc., 5.400%,
		03/01/2016	1,984,622
Transportation Equipment: 0.1%
	75,000	McDonnell Douglas
		Corp., 6.875%,
		11/01/2006	75,124
TOTAL CORPORATE BONDS
(Cost $18,385,903)			18,172,954
SHORT-TERM INVESTMENT: 7.9%
	4,959,559	Federated Cash Trust
		Money Market	4,959,559
TOTAL SHORT-TERM
INVESTMENT
(Cost $4,959,559)			4,959,559
TOTAL INVESTMENTS
IN SECURITIES: 100.1%
(Cost $57,314,703)			62,949,617
Liabilities in Excess
of Other Assets: (0.1)%			(55,237)
TOTAL NET
ASSETS: 100.0%			$62,894,380

*  Non-income producing security.
+  Security valued at its fair value under the supervision of the Board of Trustees. (See Note 2)

See accompanying Notes to Financial Statements.

Villere Balanced Fund

STATEMENT OF ASSETS AND LIABILITIES at August 31, 2006

ASSETS
Investments in securities, at value
(cost $57,314,703) (Note 2)	$62,949,617
Receivables:
Fund shares sold	48,060
Dividends and interest	287,720
Prepaid expenses	16,894
Total assets	63,302,291

LIABILITIES
Payables:
Investment securities purchased	327,422
Investment advisory fees	38,781
Administration fees	9,879
Custody fees	2,192
Fund accounting fees	2,834
Transfer agent fees	5,197
Chief compliance officer fees	833
Other accrued expenses	20,773
Total liabilities	407,911
NET ASSETS	$62,894,380

Net asset value, offering price and redemption price
per share ($62,894,380/ 4,012,466 shares outstanding;
unlimited number of shares authorized without par value)	$15.67

COMPONENTS OF NET ASSETS
Paid-in capital	$56,623,835
Undistributed net investment income	300,485
Accumulated net realized gain on investments	335,146
Net unrealized appreciation on investments	5,634,914
Net assets	$62,894,380

See accompanying Notes to Financial Statements.

Villere Balanced Fund

STATEMENT OF OPERATIONS For the Year Ended August 31, 2006

INVESTMENT INCOME
Dividends	$183,907
Interest	906,909
Total investment income	1,090,816

EXPENSES (Note 3)
Investment advisory fees	396,627
Administration fees	103,881
Fund accounting fees	30,212
Transfer agent fees	22,098
Registration fees	20,151
Audit fees	16,946
Reports to shareholders	15,924
Legal fees	11,011
Custody fees	10,188
Trustee fees	6,947
Miscellaneous	5,027
Chief compliance officer fees	5,000
Insurance expense	1,902
Total expenses	645,914
Plus: prior year fees waived subject to recoupment	15,105
Net expenses	661,019
Net investment income	429,797

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	831,721
Change in net unrealized appreciation (depreciation)
on investments	(1,240,317)
Net realized and unrealized loss on investments	(408,596)
Net increase in net assets
resulting from operations	$21,201

See accompanying Notes to Financial Statements.

Villere Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2006	August 31, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$429,797	$116,981
Net realized gain on investments	831,721	1,503,014
Change in net unrealized appreciation
(depreciation) on investments	(1,240,317)	5,301,404
Net increase in net assets
resulting from operations	21,201	6,921,399

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(210,410)	(67,383)
From net realized gain	(1,711,872)	(474,103)
Total distributions to shareholders	(1,922,282)	(541,486)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	16,195,717	16,541,052
Total increase in net assets	14,294,636	22,920,965

NET ASSETS
Beginning of year	48,599,744	25,678,779
End of year	$62,894,380	$48,599,744

Undistributed net investment income	$300,485	$81,098

(a) Summary of capital share transactions is as follows:

	Year Ended August 31, 2006		Year Ended August 31, 2005
	Shares	Value	Shares	Value
Shares sold	1,261,650	$19,913,346	1,281,596	$19,404,515
Shares issued in reinvestment
of distributions	122,395	1,894,669	35,164	534,846
Shares redeemed	(354,955)	(5,612,298)	(224,146)	(3,398,309)
Net increase	1,029,090	$16,195,717	1,092,614	$16,541,052

See accompanying Notes to Financial Statements.

Villere Balanced Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended August 31,
	2006	2005	2004	2003	2002
Net asset value,
beginning of year	$16.29	$13.58	$12.10	$10.22	$11.99

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.11	0.04	0.03	0.04	0.08
Net realized and unrealized
gain (loss) on investments	(0.09)	2.92	1.48	1.91	(1.75)
Total from
investment operations	0.02	2.96	1.51	1.95	(1.67)

LESS DISTRIBUTIONS:
From net
investment income	(0.07)	(0.03)	(0.03)	(0.07)	(0.10)
From net realized gain	(0.57)	(0.22)	—	—	—
Total distributions	(0.64)	(0.25)	(0.03)	(0.07)	(0.10)
Net asset value, end of year	$15.67	$16.29	$13.58	$12.10	$10.22

Total return	0.18%	21.90%	12.49%	19.23%	(14.05)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end
of year (millions)	$62.9	$48.6	$25.7	$11.6	$7.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.22%	1.27%	1.45%	1.92%	2.30%
After fees absorbed
or recouped	1.25%	1.50%	1.50%	1.50%	1.50%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	0.84%	0.54%	0.30%	0.02%	(0.07)%
After fees absorbed
or recouped	0.81%	0.31%	0.25%	0.44%	0.73%

Portfolio turnover rate	26.86%	29.79%	20.38%	38.50%	19.84%

See accompanying Notes to Financial Statements.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2006

NOTE 1 – ORGANIZATION

The Villere Balanced Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Fund commenced operations on September 30, 1999.

The investment objective of the Fund is to seek long-term capital growth, consistent with preservation of capital and balanced by current income. The Fund seeks to achieve its objective by investing in a combination of equity securities and high quality fixed income obligations.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ National Market® (“NASDAQ”), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of August 31,

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2006, Continued

2006, the Fund held a fair valued security with a market value of $201,940 or 0.3% of total net assets of the Fund.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

B.
Federal Income Taxes.The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

C.
Securities Transactions and Investment Income.Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a first in, first out basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2006, Continued

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation.The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

G.
Reclassification of Capital Accounts.Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. There were no reclassifications for the year ended August 31, 2006.

H.
New Accounting Pronouncement. On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2006, Continued

2006 and is to be applied to all open tax years as of the effective date. At this time, management believes that the adoption of FIN 48 will have no impact on the financial statements of the Funds.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

St. Denis J. Villere & Company, LLC (the “Adviser”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Adviser provides all investment advice, office space, certain administrative services and most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to receive a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the year ended August 31, 2006, the Fund incurred $396,627 in advisory fees.

The Fund is responsible for its own operating expenses. The Adviser has contractually agreed to limit the Fund’s expenses by reducing all or a portion of its fees and reimbursing the Fund’s expenses so that its ratio of expenses to average net assets will not exceed 1.50%. Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. For the year ended August 31, 2006, $15,105 in fees waived by the Adviser in 2003 were recouped.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2006, Continued

and reviews the Fund’s expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates:

Under $15 million	$30,000
$15 to $50 million	0.20% of average daily net assets
$50 to $100 million	0.15% of average daily net assets
$100 to $150 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets

For the year ended August 31, 2006, the Fund incurred $103,881 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the year ended August 31, 2006, the Fund was allocated $5,000 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for shares of the Fund and acts as the Fund’s distributor in a continuous public offering of the Fund’s shares. U.S. Bank, N.A. (the “Custodian”) serves as the Fund’s custodian. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended August 31, 2006, the cost of purchases and proceeds from the sales of securities, excluding short-term investments, were $28,025,556 and $13,178,336, respectively.

For the year ended August 31, 2006, the cost of purchases and proceeds from the sales of U.S. Government obligations were $0 and $1,000,000, respectively.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2006 and 2005 for the Fund was as follows:

	2006	2005
Distributions paid from:
Ordinary income	$ 210,410	$ 67,383
Long-term capital gain	$1,711,872	$474,103

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2006, Continued

As of August 31, 2006, the components of distributable earnings (losses) on a tax basis were as follows:

Cost of investments	$57,314,703
Gross tax unrealized appreciation	7,615,075
Gross tax unrealized depreciation	(1,980,161)
Net tax unrealized appreciation	5,634,914
Undistributed ordinary income	300,485
Undistributed long-term capital gain	335,146
Total distributable earnings	635,631
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$6,270,545

Villere Balanced Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Villere Balanced Fund and
The Board of Trustees of
Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of the Villere Balanced Fund, a series of shares of Professionally Managed Portfolios, including the schedule of investments, as of August 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2006 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Villere Balanced Fund as of August 31, 2006, the results of its operations for the year then end, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, PA
October 4, 2006

Villere Balanced Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives, strategies, and policies and to general supervision by the Board.

The current Trustees and executive officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.
Number of
		Term		Portfolios
		of Office		in Fund
Name,	Position	and Length	Principal	Complex(2)	Other
Address	with the	of Time	Occupation During	Overseen	Directorships
and Age	Trust(1)	Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	President, Talon	1	Allegiant
(born 1943)	and	Term;	Industries, Inc.		Funds.
2020 E. Financial Way	Trustee	Since	(administrative,
Suite 100		May 1991.	management and
Glendora, CA 91741			business consulting);
formerly, Chief
Operating Officer,
Integrated Asset
Management
(investment advisor
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Financial Consultant;	1	None.
(born 1939)		Term;	formerly, Senior Vice
2020 E. Financial Way		Since	President, Rockefeller
Suite 100		May 1991.	Trust Co.; Financial
Glendora, CA 91741			Counselor, Rockefeller
& Co.

Villere Balanced Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
		Term		Portfolios
		of Office	Principal	in Fund
Name,	Position	and Length	Occupation	Complex(2)	Other
Address	with the	of Time	During	Overseen	Directorships
and Age	Trust(1)	Served	Past Five Years	by Trustees	Held
Carl A. Froebel	Trustee	Indefinite	Owner, Golf	1	None.
(born 1938)		Term;	Adventures, LLC,
2020 E. Financial Way		Since	(Vacation Services);
Suite 100		May 1991.	formerly, President
Glendora, CA 91741			and Founder,
National Investor
Data Services, Inc.
(investment related
computer software).

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	1	Trustee,
(born 1950)		Term;	July 2001; formerly,		Managers
2020 E. Financial Way		Since	Executive Vice		Funds;
Suite 100		May 1991.	President, Investment		Trustee,
Glendora, CA 91741			Company		Managers
			Administration, LLC		AMG Funds.
(“ICA”) (mutual
fund administrator).

Rowley W.P. Redington	Trustee	Indefinite	President, Intertech	1	None.
(born 1944)		Term;	Computer Services
2020 E. Financial Way		Since	Corp. (computer
Suite 100		May 1991.	services and
Glendora, CA 91741			consulting).

Officers of the Trust
Robert M. Slotky	President	Indefinite	Vice President,	1	Not
(born 1947)		Term;	U.S. Bancorp Fund		Applicable.
2020 E. Financial Way		Since	Services, LLC, since
Suite 100		Aug. 2002.	July 2001; formerly,
Glendora, CA 91741	Chief	Indefinite	Senior Vice President,
	Compliance	Term;	ICA (May 1997-July
	Officer	Since	2001).
Sept. 2004.
	Anti-Money	Indefinite
	Laundering	Term;
	Officer	Since
Dec. 2005.

Villere Balanced Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
		Term		Portfolios
		of Office	Principal	in Fund
Name,	Position	and Length	Occupation	Complex(2)	Other
Address	with the	of Time	During	Overseen	Directorships
and Age	Trust(1)	Served	Past Five Years	by Trustees	Held
Eric W. Falkeis	Treasurer	Indefinite	Chief Financial	1	Not
(born 1973)		Term;	Officer, U.S.		Applicable.
615 East Michigan St.		Since	Bancorp Fund
Milwaukee, WI 53202		August	Services, LLC,
		2002.	since April 2006;
Vice President,
U.S. Bancorp Fund
Services, LLC, since
1997; formerly,
Chief Financial
Officer, Quasar
Distributors, LLC
(2000-2003).

Angela L. Pingel	Secretary	Indefinite	Counsel, U.S.	1	Not
(born 1971)		Term;	Bancorp Fund		Applicable.
615 East Michigan St.		Since	Services LLC, since
Milwaukee, WI 53202		December	2004; formerly,
		2005.	Associate, Krukowski
& Costello, S.C.,
(2002-2004);
formerly, Vice
President - Investment
Operations, Heartland
Advisors, Inc.
(1994-2002).

(1)  The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)  The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

Villere Balanced Fund

FEDERAL TAX INFORMATION (Unaudited)

The Fund designates 65% of the dividends declared from net investment income during the year ended August 31, 2006 as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the year ended August 31, 2006, 65% of the ordinary distributions paid by the Fund, qualify for the dividend received deduction available to corporate shareholders.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 209-1129 or by accessing the Fund’s website at www.villere.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 209-1129 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (866) 209-1129. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. The Fund’s schedule of portfolio holdings is posted on its website at www.villere.com within ten business days after the calendar quarter end.

Villere Balanced Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 27-28, 2006, the Board (which is comprised entirely of persons who are considered to be Independent Trustees under the Investment Company Act) considered and approved the continuance of the Advisory Agreement with St. Denis J. Villere & Company, LLC (the “Adviser”) for another annual term. At a prior meeting held on June 19 and 20, 2006, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement. In addition, the Board engaged an independent third party consulting firm to review the nature and quality of the information presented to the Board. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Adviser under the Advisory Agreement. The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record and the Adviser’s business continuity plan. The Board considered that the Adviser had sustained significant disruption during the year as a result of Hurricane Katrina and reviewed the Adviser’s disaster recovery program. The Board noted that it was pleased that the Adviser resumed operations quickly and was generally satisfied with the Adviser’s business recovery plan and efforts. The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss various marketing and compliance topics. The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties

Villere Balanced Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Adviser. In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

The Board noted that the Fund’s performance was above the median of its peer group and was ranked in the first quartile for all relevant time periods. The Board concluded that the Adviser’s performance was highly satisfactory under current market conditions.

The Board also noted that during the course of the prior year they had met with the Adviser in person to discuss various performance topics. The Board concluded that it was satisfied with the Fund’s overall performance record.

3.
The costs of the services to be provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreement. In considering the Advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Adviser, as well as all expense waivers and reimbursements.

The Board noted that the Adviser had agreed to waive its fees or reimburse the Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio for the Fund of 1.50%. The Board noted that, while the Fund’s total expense ratio was above its peer group median, the expense structure was in line with the fees charged by the Adviser to its other investment management clients and was not excessive. In addition, the Board noted that a factor in the expense ratio was the recoupment by the Adviser of amounts that the Adviser had previously paid (either in the form of fee waivers or fund subsidies), and that - given the continuity in the shareholder base - such recoupment was fair and did not unfairly increase the Fund’s total expenses.

The Board also noted that the Fund’s expenses appeared to be within the range of the Adviser’s other accounts at certain asset levels, notwithstanding the fact that the services and investment strategies applicable to those accounts were substantially different. The Board

Villere Balanced Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

concluded that the fees paid to the Adviser were fair and reasonable in light of comparative performance and expense and Advisory fee information.

4.
Economies of Scale. The Board also considered that economies of scale would be expected to be realized by the Adviser as the assets of the Fund grow. The Board noted that the Adviser has contractually agreed to reduce its Advisory fees or reimburse expenses through the specified period so that the Fund does not exceed its specified expense limitation. The Board concluded that there were no effective economies of scale to be shared by the Adviser at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Adviser and its affiliates from their relationship with the Fund.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Fund. The Board considered the profitability to the Adviser from its relationship with the Fund and considered any additional benefits derived by the Adviser from its relationship with the Fund, particularly benefits received in exchange for “soft dollars”. After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the Advisory arrangements with the Adviser, including the Advisory fee, were fair and reasonable to the Fund, and that the Fund’s shareholders received reasonable value in return for the Advisory fees paid. The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

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Adviser
St. Denis J. Villere & Company, LLC
601 Poydras Street, Suite 1808
New Orleans, LA 70130

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 209-1129

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

Villere Balanced Fund
Symbol - VILLX
CUSIP - 742935539

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.villere.com.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2006	FYE 8/31/2005
Audit Fees	$15,000	$14,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,000	$2,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2006	FYE 8/31/2005
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Professionally Managed Portfolios

By (Signature and Title) /s/ Robert M. Slotky
Robert M. Slotky, President

Date  October 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/Robert M. Slotky
Robert M. Slotky, President

Date  October 31, 2006

By (Signature and Title) /s/ Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date  November 2, 2006

* Print the name and title of each signing officer under his or her signature.